                                                                    EXHIBIT 99.2


                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC


                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           TENDER OF ALL OUTSTANDING

   5.70% GENERAL MORTGAGE BONDS, SERIES J,         6.95% GENERAL MORTGAGE BONDS, SERIES K,
                   DUE 2013                                        DUE 2033
          IN EXCHANGE FOR REGISTERED                      IN EXCHANGE FOR REGISTERED
   5.70% GENERAL MORTGAGE BONDS, SERIES J2,        6.95% GENERAL MORTGAGE BONDS, SERIES K2,
                   DUE 2013                                        DUE 2033
            ---------------------                           ---------------------

   5.60% GENERAL MORTGAGE BONDS, SERIES L,         5.75% GENERAL MORTGAGE BONDS, SERIES M,
               DUE JULY 1, 2023                                    DUE 2014
          IN EXCHANGE FOR REGISTERED                      IN EXCHANGE FOR REGISTERED
   5.60% GENERAL MORTGAGE BONDS, SERIES L2,        5.75% GENERAL MORTGAGE BONDS, SERIES M2,
               DUE JULY 1, 2023                                    DUE 2014


     This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of CenterPoint Energy Houston Electric, LLC (the "Company"), and to tender outstanding 5.70% General Mortgage Bonds, Series J, due 2013, 6.95% General Mortgage Bonds, Series K, due 2033, 5.60% General Mortgage Bonds, Series L, due July 1, 2023 and 5.75% General Mortgage Bonds, Series M, due 2014 (collectively, the "Outstanding Bonds") to JPMorgan Chase Bank, as exchange agent (the "Exchange Agent"), pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery
Procedures" section of the Company's prospectus dated September   , 2003 (the
"Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Outstanding Bonds of a series pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery, properly completed and duly executed, prior to the Expiration Date (as defined below) of the Exchange Offer for such series. Capitalized terms used but not defined herein have the meanings ascribed to them in the Letter of Transmittal.





THE EXCHANGE OFFER FOR EACH SERIES OF OUTSTANDING BONDS WILL EXPIRE AT 5:00
P.M., NEW YORK CITY TIME, ON           , 2003, UNLESS EXTENDED (THE "EXPIRATION
DATE"). OUTSTANDING BONDS OF A SERIES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR THAT SERIES.



                              JPMORGAN CHASE BANK


                   For delivery by hand or overnight courier:

                              JPMorgan Chase Bank
                          2001 Bryan Street, 9th Floor
                        Registered Bond Processing Dept.
                                Dallas, TX 75201

        For delivery by mail (registered or certified mail recommended):

                              JPMorgan Chase Bank
                                 P.O. Box 2320
                  Attention: Registered Bond Processing Dept.
                             Dallas, TX 75221-2320

            By Facsimile Transmission (eligible institutions only):

                                 (214) 468-6494
                             Attention: Frank Ivins

                             Confirm By Telephone:

                                 (800) 275-2048

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS NOTICE OF GUARANTEED DELIVERY SHOULD BE READ CAREFULLY BEFORE THE NOTICE OF GUARANTEED DELIVERY IS COMPLETED.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE IN THE BOX PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, in accordance with its offer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Bonds of a series set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Outstanding Bonds of the series listed below:


  ----------------------------------------------------------------------------------------------------------------------------
                                               CERTIFICATE NUMBERS(S)               AGGREGATE                 AGGREGATE
                                           (IF KNOWN) OF OUTSTANDING BONDS          PRINCIPAL                 PRINCIPAL
                                                OR ACCOUNT NUMBER AT                  AMOUNT                    AMOUNT
  TITLE OF SERIES                           THE DEPOSITORY TRUST COMPANY           REPRESENTED                 TENDERED
  ----------------------------------------------------------------------------------------------------------------------------
  5.70% General Mortgage Bonds, Series
  J, due 2013
  ----------------------------------------------------------------------------------------------------------------------------
  6.95% General Mortgage Bonds, Series
  K, due 2033
  ----------------------------------------------------------------------------------------------------------------------------
  5.60% General Mortgage Bonds, Series
  L, due July 1, 2023
  ----------------------------------------------------------------------------------------------------------------------------
  5.75% General Mortgage Bonds, Series
  M, due 2014
  ----------------------------------------------------------------------------------------------------------------------------



                                                   PLEASE SIGN AND COMPLETE

  -----------------------------------------------------------    -----------------------------------------------------------

  -----------------------------------------------------------    -----------------------------------------------------------
  NAME(S) OF REGISTERED HOLDERS(S)                               SIGNATURES OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

  -----------------------------------------------------------

  -----------------------------------------------------------

  ADDRESS
  -----------------------------------------------------------

  AREA CODE AND TELEPHONE NUMBER(S)                              Dated ------------------------------

  --------------------------------------------------------------------------------------------------------------------------

     THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OUTSTANDING BONDS EXACTLY AS THE NAME(S) OF SUCH PERSON(S) APPEAR(S) ON CERTIFICATES FOR OUTSTANDING BONDS OR ON A SECURITY POSITION LISTING AS THE OWNER OF OUTSTANDING BONDS, OR BY PERSON(S) AUTHORIZED TO BECOME HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION:


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or agent's message in lieu thereof), together with the Outstanding Bonds of the series tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Bonds into the Exchange Agent's account at DTC described in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering -- Book-Entry Transfer" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the Expiration Date for such series.

Name of Firm: --------------------------                       ----------------------------------------
                                                                                (AUTHORIZED SIGNATURE)
Address: -------------------------------                       Name: ----------------------------------
                   (INCLUDE ZIP CODE)
                                                               Title: ---------------------------------
                                                                                (PLEASE TYPE OR PRINT)
Area Code and Telephone Number:
----------------------------------------                       Date: , 2003

     DO NOT SEND OUTSTANDING BONDS WITH THIS FORM. ACTUAL SURRENDER OF OUTSTANDING BONDS MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY


     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery (or facsimile hereof or an agent's message and Notice of Guaranteed Delivery in lieu hereof) and any other documents required by this Notice of Guaranteed Delivery with respect to the Outstanding Bonds of a series must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date of the Exchange Offer for that series. Delivery of this Notice of Guaranteed Delivery may be made by facsimile transmission, mail, hand or overnight courier. THE METHOD OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY AND ANY OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to ensure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.



     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Bonds referred to herein, the signature(s) must correspond exactly with the name(s) written on the face of the Outstanding Bonds without alteration, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery (or facsimile hereof) is signed by a participant of DTC whose name appears on a security position listing as the owner of the Outstanding Bonds, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Bonds.


     If this Notice of Guaranteed Delivery (or facsimile hereof) is signed by a person other than the registered holder(s) of any Outstanding Bonds listed or a participant of DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the Outstanding Bonds or signed as the name(s) of the participant shown on the DTC's security position listing.


     If this Notice of Guaranteed Delivery (or facsimile hereof) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Exchange Agent of such person's authority to so act.



     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus and this Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address set forth on the cover page hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.